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Exhibit 13

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Companhia de Saneamento Básico do Estado de São Paulo –SABESP (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended December 31, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2006	By: s/DALMO DO VALLE NOGUEIRA FILHO

Name: Dalmo do Valle Nogueira Filho

Title: Chief Executive Officer

Dated: June 29, 2006	By: s/RUI DE BRITTO ÁLVARES AFFONSO

Name: Rui de Britto Álvares Affonso

Title: Chief Financial Officer and Investor Relations Officer